SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549


                              FORM 8-K


                            CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934

                             April 16, 1999
                             Date of Report
                    (Date of earliest event reported)


                         FLEMING COMPANIES, INC.
         (Exact name of registrant as specified in its charter)


          Oklahoma                 1-8140           48-0222760
    (State or other juris-        (Commission    (IRS Employer
   diction of incorporation)      File Number)  Identification)


                    6301 Waterford Boulevard, Box 26647
                      Oklahoma City, Oklahoma   73126
                   (Address of Principal Executive Offices)


                              (405) 840-7200
                         Registrant's telephone number,
                            including area code

Item 5.      Other Events.

          On April 16, 1999, the company announced that it is closing its Peoria, Illinois food distribution division. The Peoria division is under strike by the union. The company's LaCrosse, Wisconsin division will continue serving retail customers previously supplied by Peoria.

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FLEMING COMPANIES, INC.


                                        DAVID R. ALMOND
                                        David R. Almond
                                        Senior Vice President-
                                        General Counsel and Secretary

Date:  April 16, 1999